SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

September 26, 2003

(Date of earliest event reported)

CONNETICS CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27406 (Commission File No.)	94-3173928 (IRS Employer Identification No.)

3290 West Bayshore Road, Palo Alto, California 94303

(Address of principal executive offices, including zip code)

(650) 843-2800

(Registrant’s telephone number, including area code)

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Item 5. Other Events.

     On September 26, 2003, Connetics Corporation announced that it has named Lincoln Krochmal, M.D. to the position of Executive Vice President, Research and Product Development. Dr. Krochmal will be responsible for leading and managing Connetics’ product development efforts with specific responsibilities for preclinical research, Connetics’ Center for Skin Biology, clinical operations, medical affairs and project management.

     A copy of the press release announcing this event is attached to this Report as Exhibit 99.1 and is incorporated into this report by this reference.

Item 7. Financial Statements and Exhibits.

             (c)      Exhibits.

                        99.1     Press Release dated September 26, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNETICS CORPORATION

By:	/s/ Katrina J. Church Katrina J. Church Executive Vice President, General Counsel and Secretary

     Date:   September 29, 2003

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EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release dated September 26, 2003

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